                                                                Exhibit 10.22

                           COST ALLOCATION AGREEMENT
                           -------------------------

     AGREEMENT made effective as of October 1, 1996 by and between ENERGYNORTH, INC., a New Hampshire corporation (EnergyNorth); ENERGYNORTH NATURAL GAS, INC., a New Hampshire corporation (ENGI); ENERGYNORTH PROPANE, INC., a New Hampshire corporation (Propane); ENERGYNORTH REALTY, INC., a New Hampshire corporation (Realty); ENI RESOURCES, INC., a New Hampshire corporation (Resources); and BROKEN BRIDGE CORPORATION, a New Hampshire corporation (BBC). (ENGI, Propane, Realty, Resources and BBC are collectively referred to as the Subsidiaries.)

     WHEREAS, EnergyNorth is the owner of one hundred percent (100%) of the issued and outstanding shares of common stock of each of the Subsidiaries; and,

     WHEREAS, EnergyNorth is fully equipped and staffed to furnish centralized services to the Subsidiaries related to the problems and operations of the Subsidiaries; and,

     WHEREAS, EnergyNorth's operations are for the exclusive benefit of any or all of the Subsidiaries; and,

     WHEREAS, the purchase of goods or services by the Subsidiaries on a centralized basis will enable the Subsidiaries to realize substantial economic and other benefits through the efficient use of personnel and equipment, coordination of analysis and planning and access to specialized personnel and equipment,

     NOW THEREFORE, in consideration of the mutual agreements set forth below, the parties to this Agreement hereby agree (i) that EnergyNorth will render to or procure for all or any of them as each of them requires, and each of the Subsidiaries will purchase at EnergyNorth's cost, the administrative, supervisory and various other goods and services hereinafter described; and (ii) that all operating costs of EnergyNorth and the costs of such goods and services rendered or procured by any of the Subsidiaries wholly or partially for the benefit of EnergyNorth or one or more of the other Subsidiaries, will be apportioned among the Subsidiaries as specified below.

I.   GOODS AND SERVICES PROVIDED BY ENERGYNORTH
     ------------------------------------------

     EnergyNorth agrees to furnish or procure the following services and such other goods or services as the parties to this Agreement may from time to time request. This Agreement shall not be construed to require EnergyNorth to hire personnel which, in its judgment, are unnecessary, nor to require any party to this Agreement to utilize goods or services it does not require. Any subsidiary which does not use the goods and services of EnergyNorth shall not be assessed costs therefor as provided by this Agreement. (By way of example only, Propane does not require rate services and therefore will not allocated any expenses associated therewith.) EnergyNorth shall not be obligated to perform any services without reasonable notice.

     A.   Accounting and Auditing
          -----------------------

          EnergyNorth will advise and assist in accounting and auditing matters and the formulation of accounting practices and methods of procedure, including but not limited to the maintenance of general books and the preparation and furnishing of annual and interim financial and related reports as well as the coordination of the annual examination by independent accountants.

     B.   Forecasts
          ---------

          EnergyNorth will advise and assist in the preparation of the forecast and forecast review and control.

     C.   Corporate Records
          -----------------

          EnergyNorth will advise and assist in the preparation of corporate records including, as necessary, the preparation of stockholders' and directors' votes and resolutions, the filing with governmental authorities of all documents necessary for the continuance of the corporate existence of the Subsidiaries and the maintenance of minutes of the meetings of their stockholders and directors.

     D.   Regulatory Matters
          ------------------

          EnergyNorth will advise and assist in all regulatory matters.

     E.   Human Resources
          ---------------

          EnergyNorth will advise and assist with employee relations matters including but limited to employee recruitment, placement, training, compensation, safety, labor relations, employee benefits and health and welfare.

     F.   Public Relations
          ----------------

          EnergyNorth will advise and assist in matters relating to the dissemination of information to customers, employees, investors and other interested groups and to the public at large including the preparation, as necessary, of booklets, press releases and other materials.

     G.   Insurance
          ---------

          EnergyNorth will advise and assist in general insurance matters including the procurement and administration of insurance policies.

     H.   Tax Matters
          -----------

          EnergyNorth will advise and assist in connection with the preparation and filing of tax returns and in connection with other tax compliance matters.

     I.   Financial Services
          ------------------

          EnergyNorth will advise and assist in financial matters including but not limited to cash management, loan procurement, bank relations, issuance of securities and financing of capital requirements.

     J.   Engineering
          -----------

          EnergyNorth will advise and assist with engineering plans for replacement and/or enlargement of existing facilities to meet the demands for service and daily plant operations.

     K.   Gas Purchases and Transportation Contracts
          ------------------------------------------

          EnergyNorth will advise and assist in negotiations for all gas and transportation services required to meet customer demands.

     L.   Construction
          ------------

          EnergyNorth will advise and assist in construction matters including but not limited to the standardization, selection and implementation of equipment, materials and corrosion controls; the selection of contractors and training programs; and providing advice and assistance for compliance with all governmental regulations.

     M.   Operations
          ----------

          EnergyNorth will advise and assist with the standardization and implementation of practices where appropriate, including but not limited to employee training and safety procedures and customer service. EnergyNorth will also advise and assist in matters relating to distribution and production, including the best utilization of gas supplies.

     N.   Rates
          -----

          EnergyNorth will advise and assist in all rate and other regulatory matters before the New Hampshire Public Utilities Commission, the Federal Energy Regulatory Commission or other entities with regulatory jurisdiction over any of the Subsidiaries.

     O.   Purchasing
          ----------

          EnergyNorth will advise and assist with the standardization, purchase and storage of all materials and supplies, and will purchase such materials and supplies as appropriate to effectuate this Agreement.

     P.   Data Processing
          ---------------

          EnergyNorth will advise and assist in the selection and use of data processing equipment, systems development and design, training, conversion and planning.

     Q.   Marketing
          ---------

          EnergyNorth will advise and assist in the policy development and direction of marketing, including but not limited to training; specialized residential, commercial and industrial services; and assistance in pricing services.

     R.   Executive and Administrative
          ----------------------------

          EnergyNorth will advise and assist with management and administration of all relevant aspects of the business.

     S.   Miscellaneous
          -------------

          EnergyNorth will advise and assist with any other administrative or supervisory services not described above and will procure such other goods and services as may be required for the proper management and operation of the Subsidiaries.

     II.  COMPENSATION
          ------------

     The parties hereto agree that all activities undertaken, and all costs and expenses incurred by EnergyNorth, are undertaken and incurred for the exclusive benefit of the Subsidiaries or any combination of the Subsidiaries. The parties further agree that certain costs and expenses incurred by one of the Subsidiaries may exclusively or partially benefit one or more of the other Subsidiaries. In order to fully compensate EnergyNorth for all of its costs and expenses, and in order to compensate the Subsidiaries for costs and expenses incurred by them that exclusively or partially benefit one or more of the other Subsidiaries, the parties agree as follows:

     A.   Non-allocable costs and expenses
          --------------------------------

          All costs and expenses of any kind incurred by EnergyNorth, and all significant costs (other than de minimis costs and expenses) incurred by one of the Subsidiaries that benefits another one of the Subsidiaries (to the extent that such costs and expenses can be identified as having been incurred for the exclusive benefit of such Subsidiaries) will be charged directly to the benefiting subsidiary if that subsidiary benefits exclusively from such cost or expense. Costs and expenses that exclusively benefit a subsidiary and which shall be allocated directly to the benefiting subsidiary shall include personnel expense that is identified through time sheets, lease and other office expense associated with the personnel whose time is allocated according to time sheets, and all salaries, wages, benefits and overhead expenses associated with such personnel.

     B.   Allocable costs and expenses
          ----------------------------

          Except where the parties to this Agreement determine that such an allocation would be inequitable, all costs and expenses of any kind incurred by EnergyNorth, and all costs and expenses (other than de minimis costs and expenses) incurred by any of the Subsidiaries that benefit one of the other Subsidiaries, to the extent that such costs and expenses cannot be attributed exclusively to any one of the Subsidiaries pursuant to paragraph II.A. above, will be allocated and charged to the Subsidiaries according to the following formula:

          1. A subsidiary's allocation shall be the average of the following three ratios. Each of the three ratios shall be rounded to the nearest tenth of one percent:

               a. Gross investment in fixed assets of the subsidiary to the total of all Subsidiaries; provided however, that for Propane "gross investment in fixed assets" shall be construed to include the gross value of the property transferred to it as of June 30, 1987; and,


               b. Total number of customers of the subsidiary, calculated as of September 30 of the prior fiscal year to the total for all of the Subsidiaries; and,

               c. Net income of the subsidiary to the total for all the Subsidiaries times two.

          2. The final allocation percentage for each subsidiary will be rounded to the nearest whole percent.

          3. Each subsidiary's allocation percentage, as described above, shall be updated annually, effective October 1, based on ratios calculated by using the preceding fiscal year's actual gross investment in fixed assets, actual total number of customers as of September 30, and actual net income.

     C.   Calculation and recording of costs and expenses
          -----------------------------------------------

          Without limiting those costs and expenses to be allocated according to the formula described in paragraph II.B.1 above, and by way of example only, the following costs and expenses, to the extent they do not exclusively benefit a specific subsidiary or Subsidiaries, will be allocated pursuant to the three-part formula:

          1.   Insurance premiums or other fees or costs

          2.   Legal and professional fees and costs

          3.   Computer and data processing costs

          4.   All other administrative or operating costs

     D. Notwithstanding the above, any of the Subsidiaries that does not benefit from a cost or expense incurred by EnergyNorth shall not be assessed a charge therefor. (By way of example only, EnergyNorth does not incur New Hampshire Public Utilities Commission regulatory commission costs and expenses on behalf of Propane, and therefore Propane will not be allocated any expenses associated therewith.)

III. ADDITION OF NEW PARTIES
     -----------------------

     The parties agree that the cost allocation methodology set forth in this Agreement shall apply to each of them and to any subsidiary of EnergyNorth that may be formed in the future.

IV.  EFFECTIVE DATE AND TERMINATION
     ------------------------------
     A. This Agreement shall be effective as of October 1, 1996, subject to any required regulatory approvals.

     B. This Agreement may be terminated, upon not less than sixty (60) days written notice, by any party; provided, however, that this Agreement shall be terminated automatically if it shall become invalid or illegal under any state law or under any rule, regulation or order of any other state body having jurisdiction and shall be modified to the extent that performance under this Agreement may conflict with any rule, regulation or order of any governmental body having jurisdiction.

     IN WITNESS WHEREOF, the parties hereof have caused this Agreement to be executed effective as of the date and year first above written.

                                    ENERGYNORTH, INC.

                                    By: /s/ Michelle L. Chicoine
                                       ----------------------------------
                                    Title: Chief Financial Officer
                                           -----------------------

                                    ENERGYNORTH NATURAL GAS, INC.

                                    By:  /s/ Michelle L. Chicoine
                                       ----------------------------------
                                    Title:  Chief Financial Officer
                                            -----------------------

                                    ENERGYNORTH PROPANE, INC.

                                    By:  /s/ Michelle L. Chicoine
                                       ----------------------------------
                                    Title:  Chief Financial Officer
                                            -----------------------

                                    ENERGYNORTH REALTY, INC.

                                    By: /s/ Michelle L. Chicoine
                                       ----------------------------------
                                    Title:  Chief Financial Officer
                                            -----------------------

                                    ENI RESOURCES, INC.

                                    By:  /s/ Michelle L. Chicoine
                                       ----------------------------------
                                    Title:  Chief Financial Officer
                                            -----------------------

                                    BROKEN BRIDGE CORPORATION

                                    By:  /s/ Michelle L. Chicoine
                                       ----------------------------------
                                    Title:  Chief Financial Officer
                                            -----------------------

STATE OF NEW HAMPSHIRE
COUNTY OF MERRIMACK



     On this 11th day of April, 1997, Michelle L. Chicoine, known to me or satisfactorily proven to be such person, appeared before me and swore under oath that the attached Cost Allocation Agreement is a true and complete copy of the original.


                                    /s/ Heidi C. Bettez
                                    -------------------------------
                                    Heidi C. Bettez, Notary Public
                                    My Commission Expires 9/12/2001